EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

dated as of

August 19, 2015

between

RCS CAPITAL CORPORATION

and

LUXOR CAPITAL PARTNERS, LP

and

certain of its affiliates.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of August 19, 2015 (this “Agreement”), is entered into by and among RCS Capital Corporation, a Delaware corporation (the “Company”), and Luxor Capital Partners, LP and certain of its affiliates and any Transferee thereof that become party to this Agreement.

WHEREAS, the Company and the Investors hereto have entered into an Investment Agreement (the “Investment Agreement”) dated as of August 6, 2015;

WHEREAS, the Investor will receive an aggregate of 500,000 shares of Series D-2 Preferred Stock (the “Preferred Stock”), pursuant to the Investment Agreement;

WHEREAS, the Investor has the right to convert the Preferred Stock into a number of fully paid and non-assessable Common Stock (the Preferred Stock, together with the Common Stock issued or issuable upon conversion thereof and the Common Stock issued or issuable pursuant to the Termination Agreement, collectively referred to as the “Securities”) pursuant to the Investment Agreement; and

WHEREAS, the Company is granting to the Investors certain rights to have such Preferred Stock and such shares of Common Stock registered for resale to the public on the terms and subject to the conditions set forth in this Agreement.

In consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
Definitions

Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

As used herein the following terms have the following respective meanings:

“Affiliate,” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” has the meaning set forth in the preamble, as amended, modified or supplemented from time to time, together with any exhibits, schedules, appendices or other attachments thereto.

“Business Day” means any day that is not a Saturday, Sunday or other day in which banks are not required or authorized to be closed in New York City, New York.

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“Common Stock” means shares of the Class A Common Stock, par value $0.001 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Damages” has the meaning set forth in Section 3.01.

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, as soon as reasonably practicable following the Filing Date, but no later than the 120th calendar day following the date hereof; provided, however, that in the event the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

“Effectiveness Period” has the meaning set forth in Section 2.01(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the date that is 45 calendar days after the date hereof or, if such date is not a Business Day, the next date that is a Business Day.

“Free Writing Prospectus” has the meaning set form in Rule 405 of the Securities Act.

“Indemnified Party” has the meaning set forth in Section 3.03.

“Indemnifying Party” has the meaning set forth in Section 3.03.

“Investment Agreement” has the meaning set forth in the recitals.

“Investor’s Counsel” has the meaning set forth in Section 2.02(a).

“Investors” means Luxor Capital Partners, LP and certain of its affiliates who were issued Securities and any Transferee.

“Joinder Agreement” has the meaning set forth in Section 4.01(a).

“Notice” has the meaning set forth in Section 4.02.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Preferred Stock” has the meaning set forth in the recitals.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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“Registrable Securities” means, at any time, any Securities issued to the Investors, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, exchange or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Section 2 with respect to the Registrable Securities, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144,” “Rule 144A,” “Rule 172,” “Rule 405,” “Rule 415,” and “Rule 424” means Rule 144, Rule 144A, Rule 172, Rule 405, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“Second Closing Date” means the date of issuance of the Second Closing Shares under the Termination Agreement.

“Second Closing Shares” means the shares of Common Stock issued to Luxor Capital Partners, LP and certain of its affiliates under the Termination Agreement.

“Securities” has the meaning set forth in the recitals.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling fees or commissions and stock transfer taxes applicable to any sale of Registrable Securities.

“Shelf Offering” has the meaning set forth in Section 2.01(a)(i).

“Takedown Notice” has the meaning set forth in Section 2.01(a)(i).

“Termination Agreement” means the Termination Agreement, dated August 6, 2015, by and among RCS Capital Corporation, RCS Capital Holdings, LLC, RCS Capital Management, LLC, Nicholas S. Schorsch, Shelley D. Schorsch, William M. Kahane, Peter M. Budko, Edward M. Weil, Jr., and Brian S. Block and Luxor Capital Partners, LP, Blue Sands LLC, Blue Sands B Inc., Blue Sands C Inc. and Blue Sands D Inc.

“Trading Day” means (a) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (b) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that, in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

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“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transfer” means, with respect to any Registrable Securities, (a) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Registrable Securities or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (b) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Registrable Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

“Transferee” means a Person to whom Registrable Securities are Transferred by such Investor; provided that such Transfer is not made in a registered offering or pursuant to Rule 144.

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections or Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

Article 2

 Registration Rights

Section 2.01 Registration Statement.

(a)          On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement or, if a Registration Statement is then effective, a supplement to the Prospectus, in either case covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor provision).

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(i)          In addition to other methods of distribution, including methods of distribution permitted in the Plan of Distribution of the prospectus dated February 13, 2015, at any time that a Registration Statement is effective, if the Investor delivers a notice (“Takedown Notice”) to the Company stating that it intends to sell all or part of its Registrable Securities included on the Registration Statement, including in an underwritten block sale (a “Shelf Offering”), then the Company shall, as promptly as practicable, amend or file such prospectus supplements to the Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to such Shelf Offering.

(ii)         The Investor may deliver three (3) such Takedown Notices.

(iii)        In any Shelf Offering that is an underwritten offering, (a) the Investor shall select a nationally-recognized investment banking firm to act as a underwriter with respect to the offering of such Registrable Securities, with the consent of the Company as to the selection of such underwriter, not to be unreasonably withheld and (b) the Company shall enter into an underwriting agreement that is reasonably acceptable to the Company and the Investor, with such agreement containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Company contained herein) by an issuer of securities similar to the Registrable Securities in underwriting agreements with respect to offerings of securities similar to the Registrable Securities for the account of, or on behalf of, such issuers.

(b)           The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible, but in any event on or prior to the Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act (including re-filing such Registration Statement upon its expiration and filing a “shelf” registration on Form S-1 within 45 days following the Company’s ineligibility to use Form S-3) until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement or under Rule 144 (the “Effectiveness Period”).

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(c)          Notwithstanding anything in this Agreement to the contrary the Company may, by written notice to each Investor, suspend sales under a Registration Statement after the Effective Date thereof and/or require that each Investor immediately cease the sale of Registrable Securities pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (a) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (b) it is in the best interests of the Company to suspend sales under such Registration Statement at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 2.01(c) may be exercised in any twelve-month (12) period for a period of no more than an aggregate of sixty (60) days and not more than two (2) times. Immediately after the end of any suspension period under this Section 2.01(c), the Company shall use reasonable best efforts to take all necessary actions (including filing any required supplemental Prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of each Investor to publicly resell its Registrable Securities pursuant to such effective Registration Statement.

Section 2.02 Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than five (5) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to each Investor and its counsel (“Investor’s Counsel”) copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of each Investor and the Investor’s Counsel. The Company shall reflect in each such document when so filed with the SEC all reasonable comments regarding the description of the transactions under the Investment Agreement and the Termination Agreement, the Investors or the plan of distribution as each Investor may reasonably and promptly propose no later than three (3) Trading Days after each Investor has been so furnished with copies of such documents as aforesaid.

(b)          (i) Subject to Section 2.01(c), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

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(c)           Notify each Investor as promptly as reasonably possible, and if requested by any Investors confirm such notice in writing no later than two (2) Trading Days thereafter, of any of the following events: (i) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any proceedings for that purpose; (ii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (iii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)         Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e)         Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(f)          Prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)         Cooperate with the Investors to facilitate the timely preparation and delivery of certificates or book-entry records, as required by such Investors, representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or records, as applicable, shall be free, to the extent permitted by the Transaction Documents and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any of the Investors may reasonably request.

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(h)         Upon the occurrence of any event described in Section 2.02(c), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)          Cooperate with any reasonable due diligence investigation undertaken by the Investors and any underwriter in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided, that, the Company will not deliver or make available to any Investor or underwriter material, nonpublic information unless such Investor or underwriter requests in advance in writing to receive material, nonpublic information and agrees in writing to keep such information confidential.

(j)          Comply with all rules and regulations of the SEC applicable to the registration of the Registrable Securities.

(k)         Comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, reasonably promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l)          Use reasonable best efforts to cause all Common Stock included in the Registrable Securities to be listed on the national securities exchange on which similar securities issued by the Company are then listed and, if no such securities are so listed, use reasonable best efforts to cause such Common Stock to be listed on a national securities exchange.

(m)        If an offering will be underwritten, furnish to each Investor a signed counterpart, addressed to such underwriters and the Investor of, (i) an opinion of counsel for the Company and (ii) a “comfort” letter, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities.

(n)         With respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Investor, which Free Writing Prospectuses or other materials shall be subject to the prior reasonable review of the Investor and Investor’s counsel provided, however, the Company shall not be responsible or liable for any use of a Free Writing Prospectus by an Investor without the prior written consent of the Company;

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(o)         As expeditiously as possible and within the deadlines specified by the Securities Act, make all required filings of all prospectuses and Free Writing Prospectuses with the SEC.

In any underwritten block sale, reasonably cooperate as reasonably requested by the Investor and the underwriters in the offering, marketing or selling of the Registrable Securities; provided that the Company shall not be required to take or make any presentations, meetings or actions that, in the Company’s reasonable judgment would cause a disruption in the management of the Company’s business.

(p)         As expeditiously as possible and within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby).

(q)         To take all other reasonable steps necessary to effect the registration and disposition of the Registrable Securities contemplated hereby.

Section 2.03 Investor Information. It shall be a condition precedent to the obligations of the Company to complete the registration or Prospectus supplement filing pursuant to this Agreement with respect to the Registrable Securities of any Investor that such Investor furnishes to the Company the information reasonably requested by the Company and such other information regarding itself, the Registrable Securities and other Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities or file a Prospectus supplement with respect to the Registrable Securities and shall complete and execute such documents in connection with the foregoing as the Company may reasonably request.

Section 2.04 Registration Expenses. The Company shall pay all fees and expenses (other than Selling Expenses) incurred in connection with the performance of or compliance with Section 2 of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses including, without limitation, those related to filings with the SEC, FINRA, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement (including fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort letters” and opinions, to the extent required under Section 2.02(m)), (f) all listing fees to be paid by the Company to the Trading Market and (g) the reasonable and customary fees and expenses of one firm of counsel to the Investors (which firm shall be selected by the Investors). All Selling Expenses incurred in connection with the sale of Registrable Securities shall be borne by the Investors or other holders selling such Registrable Securities in proportion to such Investors’ or other holders’ Registrable Securities sold.

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Section 2.05. Rule 144 Compliance. The Company covenants that it will use its reasonable best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, will make and keep public information available as those terms are understood and defined in Rule 144) and take such further action as each Investor may reasonably request (including providing any information necessary to comply with Rule 144), so as to enable each Investor to sell the Registrable Securities pursuant to (i) Rule 144, or Regulation S or (ii) any similar rules or regulations hereinafter adopted by the SEC. In connection with any sale, transfer or other disposition by an Investor of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Investor to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Investor may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities hereunder.

Section 2.06 Registration of Second Closing Shares. If the Company determines that it is unable to register the Second Closing Shares until their issuance under applicable positions of the staff of the SEC, then all timeframes relating to the filing and effectiveness of the Registration Statement registering such shares (including under the definitions of “Filing Date” and “Effectiveness Date”) shall be measured from the Second Closing Date rather than the date hereof. For the avoidance of doubt, if a separate Registration Statement is filed with respect to the Second Closing Shares, the provisions of Section 2.01(c) shall not be separately applicable to such Registration Statement, but such provisions shall be applicable in common to all Registration Statements filed pursuant to this Agreement.

Article 3
Indemnification and Contribution

Section 3.01. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor and their Affiliates and their respective its officers, directors, employees, partners and agents, and each Person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, “Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any filing or document incidental to the registration of the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or free-writing prospectus (as defined in Rule 405), or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Investor expressly for use therein. The Company also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Investor provided in this Section 3.01.

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Section 3.02 Indemnification by Participating Investors. Each Investor holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees, partners and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to such Investor provided in Section 3.01, but only with respect to information furnished in writing by such Investor expressly for use in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented thereto) or any preliminary prospectus or free-writing prospectus. Each such Investor also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 3.02. No Investor shall be liable under this Section 3.02 for any Damages in excess of the net proceeds realized by such Investor in the sale of Registrable Securities of such Investor to which such Damages relate.

Section 3.03. Conduct of Indemnification Proceedings. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 3, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed, in writing, to the retention of such counsel, (b) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, including one or more defenses or counterclaims that are different from or in addition to those available to the Indemnifying Party, or (c) the Indemnifying Party shall have failed to assume the defense within thirty (30) days of notice pursuant to this Section 3.03. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (a) includes an unconditional release of such Indemnified Party from all liabilities and obligations arising out of such proceeding, (b) does not include any injunctive or other equitable or non-monetary relief applicable to or affecting such Indemnified Party, and (c) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of such Indemnified Party.

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Section 3.04. Contribution. If the indemnification provided for in this Article 3 is unavailable to the Indemnified Parties in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the untrue or alleged untrue statements of a material fact or omissions or alleged omissions of a material fact that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Damages shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Article 3 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.04 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.04, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, except in the case of fraud by such Investor. Each Investor’s obligation to contribute pursuant to this Section 3.04 is several and in proportion to the net proceeds of the offering received by such Investor compared to the total proceeds of the offering received by all such Investors.

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No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Article 3 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Article 4
Miscellaneous

Section 4.01. Binding Effect; Assignability; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any Investor that ceases to own beneficially any Company securities shall cease to be bound by the terms hereof (other than the provisions of Article 3 applicable to such Investor with respect to any offering of Registrable Securities completed before the date such Investor ceased to own any Company securities, and this Article 4).

(a)          Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Registrable Securities or otherwise, except that each Investor may assign rights hereunder to any Transferee of such Investor who executes and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto (a “Joinder Agreement”) and shall thenceforth be an “Investor”.

(b)          Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 4.02. Notices. All notices, requests and other communications (each, a “Notice”) to any party shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail with postage prepaid and return receipt requested or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following addresses or sent by facsimile transmission:

(a)         if to the Company to:

RCS Capital Corporation

405 Park Avenue
New York, NY 10022
Attention: James A. Tanaka
Facsimile: (212) 415-6567

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with a copy (which shall not constitute notice) to:

Proskauer Rose LLP
11 Times Square
New York, NY 100336-8299
Attention: Steven L. Lichtenfeld
Facsimile: (212) 969-2900

(b)         if to the Investor to:

c/o Luxor Capital Partners, LP

1114 Avenue of the Americas 29th Floor

New York NY 10036

Attention: Norris Nissim

Facsimile: (212) 763-8001

with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas

New York, NY 10036

Phone: 212.715.9100

Fax: 212.715.8000

Abbe Dienstag (adienstag@kramerlevin.com)

All such notices or other communications shall be deemed to have been received on the date of the personal delivery, on the third Business Day after the mailing or dispatch thereof, or in the case of electronic mail or facsimile transmission, on the date received, subject to confirmation of receipt; provided that notice of change of address shall be effective only upon receipt. Any Person that becomes an Investor after the date hereof shall provide its address and facsimile number to the Company.

Section 4.03. Waiver; Amendment; Termination. Any party that is entitled to the benefits hereof may (a) extend the time for the performance of any of the obligations or other acts of the other parties, and (b) waive compliance with any of the agreements of any other party or conditions contained herein. Any agreement on the part of a party to any waiver shall be valid if set forth in an instrument in writing signed and delivered on behalf of such party. Waivers shall operate to waive only the specific matter described in the writing and shall not impair the rights of the party granting the waiver in other respects or at other times. A party’s waiver of a breach of a provision of this Agreement, or failure (on one or more occasions) to enforce a provision of, or to exercise a right under, this Agreement, shall not constitute a waiver of a similar breach, or of such provision or right other than as explicitly waived. This Agreement may not be amended or supplemented except by an instrument or instruments in writing signed and delivered on behalf of the Company and each Investor.

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Section 4.04. Governing Law. This Agreement shall be governed in all respects (including as to validity, interpretation and effect) by the internal laws of the State of New York, without giving effect to any conflict of laws rules or principles that would require or permit the application of another jurisdiction’s laws.

Section 4.05. Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the courts of the State of New York located in the Borough of Manhattan or the federal courts of the United States of America located in the Southern District of New York (and appellate courts thereof) and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.02 shall be deemed effective service of process on such party.

Section 4.06. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

Section 4.07. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and difficult to determine and, in recognition of this fact, any party to this Agreement, without posting any bond or furnishing other security, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 4.08. Counterparts; Effectiveness. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original, and all of which shall, taken together, be considered one and the same agreement, it being understood that each party need not sign the same counterpart. This Agreement shall become effective when each party hereto shall have executed and delivered this Agreement. Until and unless each party has executed and delivered this Agreement, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

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Section 4.09. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof.

Section 4.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.11. Independent Nature of Investors' Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

Section 4.12. Other Registration Rights. The Company shall not grant any other Person registration rights that conflict with the registration rights provided herein to the Investor.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

INVESTOR:

LUXOR CAPITAL PARTNERS, LP

By:	/s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel, Luxor Capital Group, LP the Investment Manager

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

By:	/s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel, Luxor Capital Group, LP the Investment Manager

THEBES OFFSHORE MASTER FUND, LP

By:	/s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel, Luxor Capital Group, LP the Investment Manager

[Signature Page to Registration Rights Agreement]

BLUE SANDS LLC

By:	/s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel, Luxor Capital Group, LP the Investment Manager

BLUE SANDS B INC.

By:	/s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel, Luxor Capital Group, LP the Investment Manager

BLUE SANDS C INC.

By:	/s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel, Luxor Capital Group, LP the Investment Manager

BLUE SANDS D INC.

By:	/s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel, Luxor Capital Group, LP the Investment Manager

[Signature Page to Registration Rights Agreement]

COMPANY:

RCS CAPITAL CORPORATION

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

EXHIBIT A

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of August 19, 2015 (as the same may be amended from time to time, the “Registration Rights Agreement”), among [              ] and the Investors party thereto. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an Investor thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ___________ ___, ______

[NAME OF JOINING PARTY]

By:
Name:
Title:

Address for Notices: